Other financial assets (Schedule of other financial assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Current
Derivative assets	$ 1,416	$ 577
Guaranteed investment certificates	722	0
Restricted cash	1,964	486
Other current financial assets	4,102	1,063
Non-current
Investments at fair value through profit or loss	6,452	9,799
Guaranteed investment certificates	637	0
Other non-current financial assets	7,089	9,799
Total other financial assets	$ 11,191	$ 10,862